UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 22, 2010

Ticketmaster Entertainment LLC

(Exact name of registrant as specified in its charter)

Delaware	001-34064	27-1730243
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

8800 Sunset Blvd., West Hollywood, California	90069
(Address of principal executive offices)	(Zip Code)

(310) 360-3300

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Ticketmaster Entertainment Credit Facility

On January 25, 2010, in connection with the completion of the previously announced merger (the “Merger”) of Ticketmaster Entertainment, Inc. (“Ticketmaster Entertainment”), with and into a wholly owned subsidiary of Live Nation Entertainment, Inc. (formerly known as Live Nation, Inc.) (“Live Nation”), Ticketmaster Entertainment LLC, as the surviving entity in the Merger (“Ticketmaster Entertainment LLC”), assumed and succeeded to Ticketmaster Entertainment’s obligations under Ticketmaster Entertainment’s credit facility (the “Ticketmaster Credit Facility”). The Ticketmaster Credit Facility consists of a $100.0 million Term Loan A with a maturity of five years, a $350.0 million Term Loan B with a maturity of six years and a $200.0 million revolving credit facility with a maturity of five years. As of December 31, 2009, the outstanding principal amounts under the Term Loan A, Term Loan B and revolving credit facility were approximately $100.0 million, $340.0 million and $85.0 million, respectively. The interest rates on the Term Loan A and revolving credit facility are based on spreads over LIBOR that depend on Ticketmaster Entertainment’s Consolidated Total Leverage Ratio (as defined in the Ticketmaster Credit Facility). After completion of the Merger, the initial interest rate on the Term Loan A was LIBOR plus 4.25%, the interest rate on the Term Loan B was LIBOR plus 4.50%, and the initial interest rate on the outstanding borrowings under the revolver was LIBOR plus 3.75%, each with a LIBOR floor of 2.50%. The Ticketmaster Credit Facility is guaranteed by certain existing and future domestic subsidiaries of Ticketmaster Entertainment LLC. The obligations of Ticketmaster Entertainment LLC and its subsidiary guarantors under the Ticketmaster Credit Facility are secured by substantially all assets of such entities, subject to certain customary exceptions.

Immediately prior to the completion of the Merger, certain changes to the terms of the Ticketmaster Credit Facility became effective pursuant to Amendment No. 1, dated as of May 12, 2009, to the credit agreement relating to the Ticketmaster Credit Facility. Such changes, among other things, permitted the Merger to occur without triggering an event of default under the Ticketmaster Credit Facility.

The foregoing description is qualified in its entirety by reference to the credit agreement relating to the Ticketmaster Credit Facility, a copy of which was attached as Exhibit 10.20 to Ticketmaster Entertainment’s Registration Statement on Form S1/A filed with the SEC on August 8, 2008, and which is incorporated herein by reference, and Amendment No. 1 thereto, a copy of which was attached as Exhibit 10.1 to Ticketmaster Entertainment’s Quarterly Report on Form 10-Q filed with the SEC on November 9, 2009, and which is incorporated herein by reference.

Ticketmaster Entertainment Note

On January 24, 2010, in connection with the Merger and pursuant to the previously disclosed employment agreements between Ticketmaster Entertainment and Irving Azoff, dated October 21, 2009, Ticketmaster Entertainment redeemed the 1,750,000 shares of restricted series A convertible preferred stock, par value $0.01 per share, of Ticketmaster Entertainment previously issued to the Azoff Family Trust of 1997 (the “Azoff Trust”) in exchange for a note issued to the Azoff Trust and payable by Ticketmaster Entertainment. On January 25, 2010, in connection with the Merger, Ticketmaster Entertainment LLC, as the surviving entity in the Merger, assumed Ticketmaster Entertainment’s obligations under the note payable to the Azoff Trust. After an initial payment of approximately $1.7 million on February 1, 2010, the outstanding principal amount of the note was approximately $34.7 million, and the note will vest and pay equal monthly installments of approximately $835,000 on the first day of each month beginning on March 1, 2010 through and until October 1, 2013. In the event of a termination of Mr. Irving Azoff’s employment with Live Nation without “Cause” or for “Good Reason” or due to death or “Disability” (each as defined in Ticketmaster Entertainment’s employment agreement with Mr. Azoff), the note immediately will vest and the balance of the note will be due and paid in a cash lump sum. Upon any other termination of Mr. Azoff’s employment, the Azoff Trust will forfeit the balance of the note.

The foregoing description is qualified in its entirety by reference to the note, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference, and the employment agreement among Ticketmaster Entertainment, the Azoff Trust and Mr. Azoff, dated October 21, 2009, a copy of which was attached as Exhibit 10.1 to Ticketmaster Entertainment’s Current Report on Form 8-K filed with the SEC on October 22, 2009, and which is incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement.

On January 25, 2010, in connection with the Merger, the Spinco Agreement, entered into by IAC/InterActiveCorp (“IAC”) and Liberty Media Corporation (“Liberty Media”) and certain of its affiliates, and thereafter assumed in part by Ticketmaster Entertainment, ceased to be of any force and effect with respect to the Ticketmaster Entertainment common stock, par value $0.01 per share (“Ticketmaster Common Stock”), or Live Nation common stock, par value $0.01 per share (“Live Nation Common Stock”), and was replaced by the previously disclosed Stockholder Agreement (the “Liberty Stockholder Agreement”) among Live Nation, Ticketmaster Entertainment, Liberty Media and Liberty Holdings USA, LLC (“Liberty Holdings” and, together with Liberty Media and certain affiliates of Liberty Media, “Liberty”).

The foregoing description of the Liberty Stockholder Agreement is not complete and is qualified in its entirety by reference to the Liberty Stockholder Agreement, which was attached as Exhibit 10.1 to Ticketmaster Entertainment’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 13, 2009, and which is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On January 25, 2010, Ticketmaster Entertainment completed its previously announced Merger with and into LN-TM Merger Sub, LLC (“Merger Sub”), whereby Ticketmaster Entertainment became a wholly owned subsidiary of Live Nation named Ticketmaster Entertainment LLC. The Merger was effected pursuant to an Agreement and Plan of Merger, dated February 10, 2009, by and among Live Nation, Ticketmaster Entertainment and Merger Sub (the “Merger Agreement”).

In connection with the Merger, each issued and outstanding share of Ticketmaster Common Stock was cancelled and converted into the right to receive 1.4743728 fully paid and non-assessable shares of Live Nation Common Stock. In connection with the Merger, Live Nation issued 84,612,350 shares of Live Nation Common Stock to Ticketmaster Entertainment stockholders representing approximately 50.01% of the voting power of the combined company. No fractional shares of Live Nation Common Stock were issued in connection with the Merger and holders of Ticketmaster Common Stock are entitled to receive cash in lieu thereof.

The foregoing description of the Merger Agreement and the Merger is not complete and is qualified in its entirety by reference to the Merger Agreement, which was attached as Exhibit 2.1 to Ticketmaster Entertainment’s Current Report on Form 8-K filed with the SEC on February 13, 2009, and which is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this report is incorporated by reference in this Item 2.03.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the Merger, Ticketmaster Entertainment notified the NASDAQ Global Select Market (“NASDAQ”) that each issued and outstanding share of Ticketmaster Common Stock was cancelled and converted into the right to receive shares of Live Nation Common Stock and requested that NASDAQ file a notification of removal from listing on Form 25 with the SEC with respect to Ticketmaster Common Stock. Ticketmaster Common Stock was delisted from NASDAQ, effective at the close of market trading on January 25, 2010, and NASDAQ filed the Form 25 with the SEC on January 26, 2010.

Item 3.03.	Material Modification to Rights of Security Holders.

Pursuant to the Merger Agreement, each issued and outstanding share of Ticketmaster Common Stock was cancelled and converted into the right to receive 1.4743728 fully paid and non-assessable shares of Live Nation Common Stock. No fractional shares of Live Nation Common Stock were issued in connection with the Merger and holders of Ticketmaster Common Stock are entitled to receive cash in lieu thereof. In addition, all Ticketmaster Entertainment stock options, restricted stock units and other equity awards to acquire Ticketmaster Common Stock outstanding immediately prior to the Merger were converted into stock options, restricted stock units and other equity awards to acquire a number of shares of Live Nation Common Stock determined based upon the exchange ratio of 1.4743728 and under the same terms and conditions as the applicable Ticketmaster Entertainment stock options, restricted stock units or other equity awards so converted.

Pursuant to the Merger Agreement, all of the limited liability company interests of Merger Sub outstanding immediately prior to the Merger became the only outstanding limited liability company interests of Ticketmaster Entertainment LLC.

See the disclosure regarding the Merger and the Merger Agreement under Item 2.01 above for additional information.

Item 5.01.	Changes in Control of Registrant.

On January 25, 2010, as a result of the Merger, Ticketmaster Entertainment became a wholly owned subsidiary of Live Nation named Ticketmaster Entertainment LLC.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Directors and Election of Managers

On January 25, 2010 and pursuant to the Merger Agreement, effective immediately upon the completion of the Merger (the “Effective Time”) and in connection with the Merger, the members of the Ticketmaster Entertainment board of directors became the members of the board of managers of Ticketmaster Entertainment LLC. Thereafter each of Messrs. Terry R. Barnes, Mark Carleton, Brian Deevy, Barry Diller, Jonathan L. Dolgen, Craig Jacobson, Victor A. Kaufman, Michael Leitner and Jonathan F. Miller and Ms. Diane Irvine resigned from the Ticketmaster Entertainment LLC board of managers. Prior to their resignation, the resigning members of the Ticketmaster Entertainment LLC board of managers elected Messrs. Michael Rapino, Brian Regan and Michael Rowles to serve with Mr. Azoff on the Ticketmaster Entertainment LLC board of managers effective as of immediately following the effective time of such resignations.

Other than the Merger Agreement, there are no arrangements or understandings between Messrs. Rapino, Regan or Rowles or any other person pursuant to which they were appointed as managers. Other than the transactions previously disclosed in Ticketmaster Entertainment’s Definitive Proxy Statement on Schedule 14A filed with the SEC on November 6, 2009, and which is incorporated herein by reference, there are no transactions in which Messrs. Rapino, Regan or Rowles have an interest requiring disclosure under Item 404(a) of Regulation S-K.

Appointment and Departure of Certain Officers

On January 25, 2010 and pursuant to the Merger Agreement, effective as of the Effective Time, each of the officers of Ticketmaster Entertainment immediately prior to the Effective Time became the officers of Ticketmaster Entertainment LLC. Following the completion of the Merger, Eric Korman’s employment as Executive Vice President of Ticketmaster Entertainment LLC and President of Ticketmaster terminated, effective as of February 17, 2010.

Discretionary Bonuses and Equity Awards

On January 22, 2010, the Compensation and Human Resources Committee of Ticketmaster Entertainment (the “Compensation Committee”), in connection with its regular year-end review of compensation and performance, awarded discretionary bonuses to the following executive officers of Ticketmaster Entertainment in respect of their performance for 2009: Irving Azoff ($2,000,000); Terry Barnes ($200,000); Eric Korman ($200,000); Brian Regan ($600,000); and Chris Riley ($400,000). At such meeting, the Compensation Committee also granted 95,000 stock options to Mr. Regan and 76,000 stock options to Mr. Riley pursuant to the Amended and Restated Ticketmaster Entertainment, Inc. 2008 Stock and Annual Incentive Plan. These stock options have an exercise price of $13.30 per share of Ticketmaster Common Stock (equal to the fair market value of Ticketmaster Common Stock on the date of grant) and become exercisable in equal annual installments on the first, second, third and fourth anniversaries of the date of grant, subject to continued employment and, in certain circumstances, accelerated vesting.

Upon the completion of the Merger, the options to acquire Ticketmaster Common Stock granted to Messrs. Regan and Riley were converted into options to acquire Live Nation Common stock in the manner described under Item 3.03 above.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Certificate of Formation

On January 25, 2010, at the Effective Time and pursuant to the Merger Agreement, the certificate of formation of Merger Sub as in effect immediately prior to the Effective Time became the certificate of formation of Ticketmaster Entertainment LLC, except that such certificate of formation was amended to change the name of the surviving entity in the Merger to Ticketmaster Entertainment LLC.

The foregoing description is qualified in its entirety by reference to the certificate of formation of LN-TM Merger Sub, LLC, dated January 22, 2010, a copy of which is filed herewith as Exhibit 3.1 and is incorporated herein by reference.

Limited Liability Company Agreement

On January 25, 2010, at the Effective Time and pursuant to the Merger Agreement, the limited liability company agreement of Merger Sub as in effect immediately prior to the Effective Time became the limited liability company agreement of Ticketmaster Entertainment LLC, except that such limited liability company agreement was amended to change the name of the surviving entity in the Merger to Ticketmaster Entertainment LLC. The limited liability company agreement provides for, among other things, the management of the limited liability company by its sole member, LN-TM Holdco #2, LLC (the “Sole Member”), the establishment of a board of managers having general management powers, the making of distributions and allocations to the Sole Member and matters pertaining to the tax status of the limited liability company and the maintenance of capital accounts.

The foregoing is a summary of the substantive terms of the limited liability company agreement of Ticketmaster Entertainment LLC. The summary is qualified in its entirety by reference to the limited liability company agreement of LN-TM Merger Sub, LLC, dated January 22, 2010, filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

3.1	Certificate of Formation of LN-TM Merger Sub, LLC, dated January 22, 2010.

3.2	Limited Liability Company Agreement of LN-TM Merger Sub, LLC, dated January 22, 2010.

10.1	Note, dated January 24, 2010, by and among Ticketmaster Entertainment, Inc., Azoff Family Trust of 1997 and Irving Azoff.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 5, 2010

TICKETMASTER ENTERTAINMENT LLC

By:	/S/ CHRIS RILEY
Chris Riley Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Exhibit Description

3.1	Certificate of Formation of LN-TM Merger Sub, LLC, dated January 22, 2010.

3.2	Limited Liability Company Agreement of LN-TM Merger Sub, LLC, dated January 22, 2010.

10.1	Note, dated January 24, 2010, by and among Ticketmaster Entertainment, Inc., Azoff Family Trust of 1997 and Irving Azoff.